February 27, 2003
                                   MUTUALS.com
                  Supplement to Prospectus Dated July 31, 2002
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                 GENERATION WAVE AGGRESSIVE GROWTH FUND (GWAGX)
                       GENERATION WAVE GROWTH FUND (GWGFX)
                 GENERATION WAVE ALTERNATIVE GROWTH FUND (GWLGX)
                      GENERATION WAVE BALANCED FUND (GWBGX)


Please note the following changes to your prospectus with respect to the Generation Wave Balanced Fund:


Change in Dividends and Distributions

The Generation Wave Balanced Fund is changing its dividend distribution schedule referenced on page 17 of your prospectus as follows:

Dividends for the Generation Wave Balanced Fund are paid quarterly. Capital gains, if any, shall be distributed at least once a year.



Please keep this Supplement dated February 27, 2003 with your Prospectus.